United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13355 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 21, 2025 (the “Decision Date”), the Audit Committee of Solidion Technology, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Effective Date”). The Company is in a competitive process to engage a new independent registered public accounting firm to become effective as of the Effective Date.

The audit report of Deloitte on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's most recent fiscal year ended December 31, 2024 and during the subsequent interim period from January 1, 2025 through the Decision Date, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, other than the previously disclosed material weaknesses in the Company's internal control over financial reporting related to our control environment, risk assessment, control activities, information and communication and monitoring.

The Company provided Deloitte with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Deloitte's letter, dated October 27, 2025, to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP, dated October 27, 2025, to the Securities and Exchange Commission.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2025

SOLIDION TECHNOLOGY, INC.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

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